EMPLOYEE BENEFIT PLANS (Tables)	9 Months Ended
Sep. 30, 2022
EMPLOYEE BENEFIT PLANS
Schedule of net periodic benefit cost recognized

	Nine Months Ended September 30,
	Pension benefits		Other benefits
	2021	2022	2021	2022
Service cost	8	6	0	0
Interest cost	2	1	—	—
Expected return on plan assets	(0)	(0)	—	—
Amortization of net loss	3	4	—	—
Regular Net Periodic Pension Cost	13	11	0	0

Total Recognized in Net Periodic Pension Cost	13	11	0	0